SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:                    April 29, 1997
Date of earliest event reported:   April 24, 1997


                         FLUSHING FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware               000-24272               11-3209278
   -----------------------       -----------         -------------------
    (State or other juris-       (Commission            (IRS Employer
  diction of incorporation)      File Number)        Identification No.)


  144-51 Northern Boulevard, Flushing, New York              11354
  ---------------------------------------------              -----
     (Address of principal executive offices)             (Zip code)


                                 (718) 961-5400
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)





                                Page 1 of 7 Pages
                       The Index to Exhibits is on Page 5.

Item 5.   Other Events
          ------------

          The press release attached hereto under Item 7 as Exhibit 1 is incorporated by reference herein.

Item 7.   Exhibits.
          ---------
1.        Press release of Flushing Financial Corporation, dated April 25, 1997.

                                    SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  April 29, 1997

                             FLUSHING FINANCIAL CORPORATION



                             By:  /s/ JAMES F. McCONNELL
                                  ---------------------------------------------
                                  Name:   James F. McConnell
                                  Title:  President and Chief Executive Officer

                                Index to Exhibits
                                -----------------

Exhibit                                                                    Page
--------------------------------------------------------------------------------

1.           Press release of Flushing Financial Corporation,                 6
             dated April 25, 1997.